UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18, 2010

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:         (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 18, 2010, we completed the issuance and sale of 14,137,615 shares (including 1,844,037 shares sold pursuant to the underwriters’ option to purchase additional shares) (the “Shares”) of our common stock, no par value per share (the “Common Stock”), at a price to the public of $27.25 per Share (the “Common Stock Offering”). The Common Stock Offering was completed pursuant to the prospectus, dated March 10, 2009 (the “Prospectus”), filed as part of our Registration Statement on Form S-3 (Registration No. 333-157822) (“Form S-3”) with the Securities and Exchange Commission (the “SEC”), as supplemented by a prospectus supplement in preliminary form dated June 14, 2010 and two free writing prospectuses, each dated June 14, 2010.

In connection with the Common Stock Offering, we entered into an Underwriting Agreement, dated June 14, 2010, with J.P. Morgan Securities Inc., as representative for the several underwriters named therein (the “Common Stock Underwriting Agreement”). The Shares of Common Stock were sold to the underwriters at a price of $26.092 per Share. Pursuant to the Common Stock Underwriting Agreement, the underwriters had a 30-day option to purchase up to an additional 1,844,037 shares of Common Stock which the underwriters exercised on June 16, 2010.

On June 18, 2010, we also completed the issuance and sale of $250,000,000 aggregate principal amount of our 4.30% Senior Notes due 2015 (the “2015 Notes”) and $500,000,000 aggregate principal amount of our 7.00% Senior Notes due 2040 (the “2040 Notes,” and together with the 2015 Notes, the “Notes”) at a price to the public of 99.867% with respect to the 2015 Notes and 99.789% with respect to the 2040 Notes (the “Notes Offering”). The Notes Offering was completed pursuant to the Prospectus, filed as a part of our Form S-3 with the SEC, as supplemented by a prospectus supplement in preliminary form dated June 15, 2010 and three free writing prospectuses, two dated June 14, 2010 and one dated June 15, 2010. In connection with the Notes Offering, we entered into an Underwriting Agreement, dated June 15, 2010, with J.P. Morgan Securities Inc., as representative for the several underwriters named therein (the “Notes Underwriting Agreement”). The Notes were sold to the underwriters at a price of 99.267% with respect to the 2015 Notes and 98.914% with respect to the 2040 Notes. The Notes were issued under the Senior Indenture, dated as of March 10, 2009, between us and The Bank of New York Mellon, as trustee (the “Senior Indenture”).

The Notes are our senior unsecured debt obligations and rank equally among themselves and with all of our other present and future unsecured unsubordinated obligations. The Notes bear interest at per-annum rates of 4.30% in the case of the 2015 Notes and 7.00% in the case of the 2040 Notes. We will make interest payments on the notes semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2010. Interest on the notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The 2015 Notes will mature on June 15, 2015 and the 2040 Notes will mature on June 15, 2040. However, the Notes of each series are redeemable, in whole or in part, at our option, at any time or from time to time, by paying the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments (as defined below) on the Notes to be redeemed in the same series, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable treasury rate plus 35 basis points in the case of the 2015 Notes and 45 basis points in the case of the 2040 Notes, plus in each case accrued and unpaid interest to the date of redemption. “Remaining scheduled payments” means the remaining scheduled payments of principal and interest on the Notes called for redemption in the same series that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

The Senior Indenture contains customary events of default. If an event of default under the Senior Indenture exists, the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes of the same series may declare the principal amount of all of the Notes of such series, together with accrued interest, if any, on such Notes to be immediately due and payable.

From time to time, certain of the underwriters named in the Common Stock Underwriting Agreement or the Notes Underwriting Agreement and their affiliates have provided, and may in the future provide, various financial advisory, investment banking, commercial banking or investment management services to us or our affiliates, for which they have received and may continue to receive customary fees and commissions, including, but not limited to, their services in connection with our Common Stock and Notes Offerings. In particular, affiliates of Credit Suisse Securities (USA) LLC act as lenders in our $550 million letter of credit facility and affiliates of J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc., UBS Securities LLC, BNY Mellon Capital Markets, LLC and Wells Fargo Securities LLC act as lenders under our $2 billion credit facility. In addition, the underwriters may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as distributors of various life, annuity, defined contribution and investment products of our subsidiaries. From time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.

The preceding is a summary of the terms of the Common Stock Underwriting Agreement, the Notes Underwriting Agreement, and the Notes, and is qualified in its entirety by reference to (i) the Common Stock Underwriting Agreement, attached hereto as Exhibit 1.1; (ii) the Notes Underwriting Agreement, attached hereto as Exhibit 1.2; (iii) the Senior Indenture, attached as Exhibit 4.1 to the Form S-3; (iv) the form of the 2015 Notes, attached hereto as Exhibit 4.1; (v) the form of the 2040 Notes, attached hereto as Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 14, 2010, between Lincoln National Corporation and J.P. Morgan Securities Inc., as representative for the several underwriters named therein.

1.2	Underwriting Agreement, dated June 15, 2010, between Lincoln National Corporation and J.P. Morgan Securities Inc., as representative for the several underwriters named therein.

4.1	Form of 4.30% Senior Notes due 2015.

4.2	Form of 7.00% Senior Notes due 2040.

5.1	Opinion of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln Financial Corporation.

5.2	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).

23.1	Consent of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln Financial Corporation (included in Exhibit 5.1 of this Current Report).

23.2	Consent of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Executive Vice President and
Chief Financial Officer

Date: June 18, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 14, 2010, between Lincoln National Corporation and J.P. Morgan Securities Inc., as representative for the several underwriters named therein.

1.2	Underwriting Agreement, dated June 15, 2010, between Lincoln National Corporation and J.P. Morgan Securities Inc., as representative for the several underwriters named therein.

4.1	Form of 4.30% Senior Notes due 2015.

4.2	Form of 7.00% Senior Notes due 2040.

5.1	Opinion of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln Financial Corporation.

5.2	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).

23.1	Consent of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln Financial Corporation (included in Exhibit 5.1 of this Current Report).

23.2	Consent of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).